UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2022

Avenue Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-38114 (Commission File Number)	47-4113275 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant’s telephone number, including area code)

1140 Avenue of the Americas, Floor 9

New York, New York 10036

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	ATXI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☒

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Effective July 25, 2022, the holders of a majority of the voting power of the capital stock of Avenue Therapeutics, Inc. (the “Company”) executed a written consent approving a grant of discretionary authority to the board of directors of the Company (the “Board”) to, without further stockholder approval, (i) effect a reverse stock split of the Company’s issued and outstanding common stock within a range of between 10-for-1 and 20-for-1 (with the Board being authorized to determinate the exact ratio) (the “Reverse Stock Split”) and (ii) effect a related reduction in the number of the Company’s authorized shares (the “Authorized Share Reduction”) by filing an amendment (the “Amendment”) to the Company’s Third Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. The written consent was signed by the holders of 9,423,429 shares of the Company’s common stock and 250,000 shares of the Company’s Class A Preferred Stock. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders and each share of Class A Preferred Stock has the voting power of 1.1 times (A) the number of outstanding shares of common stock plus (B) the whole shares of Company common stock into which the outstanding shares of Class A Preferred Stock are convertible, divided by the number of outstanding shares of Class A Preferred Stock, or 99 votes per share as of July 25, 2022. Accordingly, the holders of approximately 73% of the voting power of the Company’s capital stock as of July 25, 2022 signed the written consent approving the Reverse Stock Split, the Authorized Share Reduction and the Amendment. The Board also approved the Reverse Stock Split, the Authorized Share Reduction and the Amendment.

Pursuant to rules adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, a Schedule 14C information statement will be filed with the Securities and Exchange Commission and sent or provided to the stockholders of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE THERAPEUTICS, INC.
(Registrant)

Date: July 29, 2022

	By:	/s/ David Jin
David Jin
Interim Chief Executive Officer